Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Patrick C. Brady, the Senior Corporate Controller and principal accounting officer of American Home Food Products, Inc., (the “Company”), pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certify that:

(A)

The Quarterly Report of the Company on Form 10-Q for the nine month period ended February 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities and Exchange Act of 1934; and

(B)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the periods presented therein..

          A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:	/s/ Patrick C. Brady

Patrick C. Brady
Senior Corporate Controller
Principal Accounting Officer

Date: April 3, 2009